Exhibit 99.1

MICROS SYSTEMS, INC.

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, A.L. Giannopoulos, Chairman, President and Chief Executive Officer of MICROS Systems, Inc. (“Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the “Report”):

     (1)  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     /s/ A.L. Giannopoulos
Name:  A.L. Giannopoulos
Date:   November 14, 2002